EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of CyberOptics Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2011 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned, Kathleen P. Iverson, Chief Executive Officer, and Jeffrey A. Bertelsen, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kathleen P. Iverson
Kathleen P. Iverson
Chief Executive Officer
May 9, 2011

/s/ Jeffrey A. Bertelsen
Jeffrey A. Bertelsen
Chief Financial Officer
May 9, 2011

END OF FILING

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